SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 3, 2003

Eagle-Picher Holdings, Inc.
A Delaware Corporation

Commission File Number
No. 333-49957

I.R.S. Employer Identification
No. 13-3989553

11201 North Tatum Blvd, Suite 110, Phoenix, Arizona 85028
(602) 923-7200

Table of Additional Registrants

	Jurisdiction		IRS Employer
	Incorporation or	Commission	Identification
Name	Organization	File Number	Number

Eagle-Picher Industries, Inc.	Ohio	333-49957	31-0268670
Daisy Parts, Inc.	Michigan	333-49957-02	38-1406772
Eagle-Picher Development Co., Inc.	Delaware	333-49957-03	31-1215706
Eagle-Picher Far East, Inc.	Delaware	333-49957-04	31-1235685
Eagle-Picher Minerals, Inc.	Nevada	333-49957-06	31-1188662
Eagle-Picher Technologies, LLC	Delaware	333-49957-09	31-1587660
Hillsdale Tool & Manufacturing Co.	Michigan	333-49957-07	38-0946293
EPMR Corporation (f/k/a Michigan	Michigan	333-49957-08	38-2185909
Automotive Research Corp.)

Item 5. Other Events

     Eagle-Picher Holdings, Inc. issued the attached press release on February 3, 2003 regarding the filing of its annual report on Form 10-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EAGLE-PICHER HOLDINGS, INC.

/s/ Thomas R. Pilholski

Thomas R. Pilholski Senior Vice President and Chief Financial Officer

DATE: March 4, 2003

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EAGLE-PICHER INDUSTRIES, INC.

/s/ Thomas R. Pilholski

Thomas R. Pilholski Senior Vice President and Chief Financial Officer

DATE: March 4, 2003

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DAISY PARTS, INC.

/s/ Thomas R. Pilholski

Thomas R. Pilholski Vice President

DATE: March 4, 2003

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EAGLE-PICHER DEVELOPMENT CO., INC.

/s/ Thomas R. Pilholski

Thomas R. Pilholski Vice President

DATE: March 4, 2003

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EAGLE-PICHER FAR EAST, INC.

/s/ Thomas R. Pilholski

Thomas R. Pilholski Vice President

DATE: March 4, 2003

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EAGLE-PICHER MINERALS, INC.

/s/ Thomas R. Pilholski

Thomas R. Pilholski Vice President

DATE: March 4, 2003

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EAGLE-PICHER TECHNOLOGIES, LLC

/s/ Bradley J. Waters

Bradley J. Waters Vice President and Chief Financial Officer

DATE: March 4, 2003

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HILLSDALE TOOL & MANUFACTURING CO.

/s/ Thomas R. Pilholski

Thomas R. Pilholski Vice President

DATE: March 4, 2003

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EPMR CORPORATION

/s/ Thomas R. Pilholski

Thomas R. Pilholski Vice President

DATE: March 4, 2003

EXHIBIT INDEX

Exhibit No.	Description

1	Press release by Eagle-Picher Holdings, Inc. dated March 3, 2003.

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